Exhibit 32.2

CERTIFICATION REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Idaho General Mines, Inc., a Idaho Corporation, (the “Company”) hereby certifies to such officer’s knowledge that:

1.

 This quarterly report on Form 10-QSB of Idaho General Mines, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Idaho General Mines, Inc.

Date:  November 2, 2004

/s/ James H. Moore

________________________________

James H. Moore

Chief Financial Officer